Exhibit 10.4

Mining License No. 15/2003

granted to MIMCO for the Lily Mine Area

dated May 26, 2003

DEPT.VAN MINERALE- EN

ENERGIE
P SAK/P BAG X7279
2003-05-26

DEPT. OF MINERALS AND

ENERGY
Office date stamp

DEPARTMENT OF MINERALS AND ENERGY

MINING LICENCE

[Minerals Act, 1991: Section 9 (1) read with 9(3)(e)]

Licence No.	15/2003

Office reference	OT 5/3/2/429

Authorization is hereby granted under and subject to the provisions of the Minerals Act, 1991

(FULL NAME) MAKONJWAAN IMPERIAL MINING COMPANY (PTY) LIMITED

Identity or registration number	8 7/0 5 1 7 6/0 7

(hereinafter referred to as "the holder") of (address) P.O. BOX.820

NELSPRUIT

1200

to mine for (name of mineral) GOLD

(Full name of farm and subdivision)	PRECIOUS METAL CLAIMS DEPICTED ON

SKETCH PLANS RMT NO'S 741, 574, 739 AND

M 54/81, M1/95 ON THE REMAINING EXTENT OF THE FARM LILYDALE

No. 324 JU	Magisterial District BARBERTON	Region	MPUMALANGA
as indicated on the attached sketch plan No.	OT 5/3/2/429

Signed by the Director : Mineral Development on 11 March 2003

Full name of the holder of the right to the said mineral MAKONJWAAN IMPERIAL MINING COMPANY (PTY) LIMITED

Unless this licenses is suspended, cancelled or abandoned or lapses, it shall be valid for a period (more than two years) which shall extend from the date of issuing until ,25 May 2010 or until the mineral the mining of which is hereby authorized can no longer be mined economically by the holder of the land concerned. (If a specific date is inserted,

delete the words that follow the date)

This license does not exempt the holder from the requirements of any provision of any other law or from any restrictive provisions or conditions contained in the title deed of the land concerned, nor does it encroach upon the rights of any person who may have an interest in the land or tailings concerned or the mineral rights in respect of such land or tailings.

Signed at	WITBANK	this 26th Day of May 2003
/s/

Director: Mineral Development

Mpumalanga Region

*Delete the words "in respect of tailings" if they are not applicable.